Exhibit 32

SECTION 1350 CERTIFICATION

          The undersigned certify pursuant to 18 U.S.C. § 1350, that:

1. The accompanying Annual Report on Form 10-K/A for the period ended December 31, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the accompanying Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 9, 2011	/s/ Scott F. Drill
Scott F. Drill

President and Chief Executive Officer

(principal executive officer)

Date: September 9, 2011	/s/ John C. Gonsior
John C. Gonsior

Vice President, Finance and CFO

(principal financial officer)

55